   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 22, 1996.


                                                      REGISTRATION NO. 333-13391
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                     NEW SERVICE CORPORATION INTERNATIONAL

             (Exact name of registrant as specified in its charter)

                   DELAWARE                                        7261
       (State or other jurisdiction of                 (Primary Standard Industrial
        incorporation or organization)                 Classification Code Number)

                   DELAWARE                                       76-0515641
        incorporation or organization)                       Identification No.)

       (State or other jurisdiction of                         (I.R.S. Employer


                                                                            JAMES M. SHELGER
                                                                     SENIOR VICE PRESIDENT, GENERAL
                                                                         COUNSEL AND SECRETARY
                                                                 NEW SERVICE CORPORATION INTERNATIONAL
                   1929 ALLEN PARKWAY                                      1929 ALLEN PARKWAY
                  HOUSTON, TEXAS 77019                                    HOUSTON, TEXAS 77019
                     (713) 522-5141                                          (713)522-5141
  (Address, including zip code, and telephone number,          (Name and address, including zip code, and
including area code, of registrant's principal executive   telephone number, including area code, of agent for
                         offices)                                               service)

                             ---------------------
                           SCI HOLDINGS CANADA, INC.

             (Exact name of registrant as specified in its charter)

               BRITISH COLUMBIA                                    7261
       (State or other jurisdiction of                 (Primary Standard Industrial
        incorporation or organization)                 Classification Code Number)

               BRITISH COLUMBIA                                       NA
        incorporation or organization)                       Identification No.)

       (State or other jurisdiction of                         (I.R.S. Employer
                                                                             JOHN A. GORDON
                                                                               PRESIDENT
                                                                       SCI HOLDINGS CANADA, INC.
                 3789 ROYAL OAK AVENUE                                   3789 ROYAL OAK AVENUE
           BURNABY, BRITISH COLUMBIA V5G 3MI                       BURNABY, BRITISH COLUMBIA V5G 3MI
                     (604)294-9338                                           (604)294-9338
  (Address, including zip code, and telephone number,          (Name and address, including zip code, and
including area code, of registrant's principal executive   telephone number, including area code, of agent for
                         offices)                                               service)

                             ---------------------
                                    Copy to:

                               RICHARD D. KATCHER
                         WACHTELL, LIPTON, ROSEN & KATZ
                              51 WEST 52ND STREET
                            NEW YORK, NEW YORK 10019
                                 (212) 403-1000
                             ---------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /
                             ---------------------


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

NEW SERVICE CORPORATION INTERNATIONAL

     As permitted by Section 102(b)(7) of the Delaware General Corporation Law
(the "DGCL"), Article      of the Buyer Certificate (Exhibit 3.1 hereto)
eliminates the monetary liability of a director to the corporation or its stockholders for breach of fiduciary duty as a director, with the following exceptions, as required by Delaware law: (i) breach of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) payment of unlawful dividends or the making of unlawful stock purchases or redemptions; or (iv) any transaction from which the director derived an improper personal benefit.

     In addition, under Section 145 of the DGCL, a corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed proceeding (other than an action by or in the right of the corporation) if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. In the case of an action brought by or in the right of the corporation, the corporation may indemnify a director, officer, employee or agent of the corporation against expenses (including attorneys'
fees) actually and reasonably incurred by him in connection with the defense or settlement of any threatened, pending or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court determines upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such
expenses as the court deems proper. Article      of the Buyer By-laws (Exhibit
3.2 hereto) provides for indemnification of its directors, officers, employees, and other agents to the fullest extent permitted by the DGCL.

SCI HOLDINGS CANADA, INC.

     Section 143 of the British Columbia Company Act (the "BCCA") provides that neither the articles nor any contract of a company shall relieve a director from any liability that arises out of any negligence, default, breach of duty or breach of trust of which such director may be guilty in relation to the company.

     Section 152 of the BCCA provides that a company may, with court approval, indemnify a current or former director or officer of the company or a corporation of which the company is or was a shareholder in respect of a civil, criminal or administrative action or proceeding to which such director or officer was made a party by reason of being or having been a director or officer, provided that such director or officer (1) acted honestly and in good faith with a view to the best interest of the company, and (2) in the case of a criminal or administrative action or proceeding, such director or officer had reasonable grounds for believing that his conduct was lawful. The Canadian Newco Articles (Exhibit 3.5 hereto) provide for the maximum indemnification of officers and directors permitted by the BCCA.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULE

    EXHIBIT NO.                                    DESCRIPTION
-------------------- ------------------------------------------------------------------------
          3.1        -- Certificate of Incorporation of New Service Corporation
                        International.**
          3.2        -- Form of Amended and Restated Certificate of Incorporation of New
                        Service Corporation International.**
          3.3        -- Bylaws of New Service Corporation International.**
          3.4        -- Memorandum of SCI Holdings Canada, Inc.**
          3.5        -- Articles of SCI Holdings Canada, Inc.**
          3.6        -- Restated Articles of Incorporation of Service Corporation
                        International, as amended. (Incorporated by reference to Exhibit 3.1 to Registration Statement No. 333-10867 on Form S-3).*
          3.7        -- Statement of Resolution Establishing Series of Shares of Series C
                        Junior Participating Preferred Stock of Service Corporation
                        International, dated August 5, 1988. (Incorporated by reference to
                        Exhibit 3.1 to Form 10-Q of Service Corporation International for the
                        fiscal quarter ended July 31, 1988).*
          3.8        -- Bylaws of Service Corporation International, as amended.
                        (Incorporated by reference to Exhibit 3.7 to Form 10-K of Service
                        Corporation International for the fiscal year ended December 31,
                        1991).*
          4.1        -- Rights Agreement dated as of July 18, 1988 between Service
                        Corporation International and Texas Commerce Bank National
                        Association. (Incorporated by reference to Exhibit 1 to Form 8-K of
                        Service Corporation International dated July 18, 1988).*
          4.2        -- Amendment, dated as of May 10, 1990, to the Rights Agreement, dated as of July 18, 1988, between Service Corporation International and
                        Texas Commerce Bank National Association. (Incorporated by reference to Exhibit 1 to Form 8-K of Service Corporation International dated
                        May 10, 1990).*
          4.3        -- Agreement Appointing a Successor Rights Agent under Rights Agreement, dated as of June 1, 1990, by Service Corporation International and
                        Ameritrust Company National Association. (Incorporated by reference to Exhibit 4.1 to Form 10-Q of Service Corporation International for
                        the fiscal quarter ended June 30, 1990).*
          4.4        -- Undertaking to furnish instruments related to long-term debt of
                        Service Corporation international. (Incorporated by reference to
                        Exhibit 4.4 to Form 10-K of Service Corporation International for the
                        fiscal year ended December 31, 1995).*
          4.5        -- Form of Rights Agreement between New Service Corporation
                        International and AmeriTrust Company National Association.**
          4.6        -- Form of Rights Agreement between SCI Holdings Canada, Inc. and
                                       .**
          5.1        -- Opinion of Wachtell, Lipton, Rosen & Katz.**
          5.2        -- Opinion of Lawson Lundell Lawson & McIntosh.**
          5.3        -- Opinion of Tory Tory DesLauriers & Binnington.**
          8.1        -- Tax opinion of Wachtell, Lipton, Rosen & Katz.**
          8.2        -- Tax Opinion of Tory Tory DesLauriers & Binnington.**
         10.1        -- Form of Voting, Support and Exchange Trust Agreement between New
                        Service Corporation International and the Trustee thereunder.**
         10.2        -- Retirement Plan For Non-Employee Directors of Service Corporation
                        International. (Incorporated by reference to Exhibit 10.1 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1991).*

    EXHIBIT NO.                                    DESCRIPTION
-------------------- ------------------------------------------------------------------------
         10.3        -- Supplemental Executive Retirement Plan of Service Corporation
                        International, and form of Supplemental Executive Retirement Plan
                        Trust of Service Corporation International. (Incorporated by
                        reference to Exhibit 19.1 to Form 10-Q of Service Corporation
                        International for the fiscal quarter ended March 31, 1989).*

         10.4        -- First Amendment to the Supplemental Executive Retirement Plan of
                        Service Corporation International; Second Amendment to the
                        Supplemental Executive Retirement Plan of Service Corporation
                        International; and Third Amendment to the Supplemental Executive
                        Retirement Plan of Service Corporation International. (Incorporated
                        by reference to Exhibit 10.3 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1991).*

         10.5        -- Agreement dated May 14, 1992 between Service Corporation
                        International, R. L. Waltrip and related parties relating to life insurance. (Incorporated by reference to Exhibit 10.4 to Form 10-K of
                        Service Corporation International for the fiscal year ended December
                        31, 1992).*

         10.6        -- Employment Agreement, dated November 11, 1991, as amended and restated as of August 12, 1992, and further amended as of May 12,
                        1993, between Service Corporation International and R. L. Waltrip.
                        (Incorporated by reference to Exhibit 10.1 to Form 10-Q of Service
                        Corporation International for the fiscal quarter ended September 30,
                        1993).*

         10.7        -- Non-Competition Agreement and Amendment to Employment Agreement,
                        dated November 11, 1991, among Service Corporation International, R.
                        L. Waltrip and Claire Waltrip. (Incorporated by reference to Exhibit
                        10.9 to Form 10-K of Service Corporation International for the fiscal year ended December 31, 1992).*

         10.8        -- Employment Agreement, dated November 11, 1991, as amended and restated as of August 12, 1992, and further amended as of May 12,
                        1993, between Service Corporation International and L. William
                        Heiligbrodt. (Incorporated by reference to Exhibit 10.2 to Form 10-Q of Service Corporation International for the fiscal quarter ended
                        September 30, 1993).*

         10.9        -- Employment Agreement, dated November 11, 1991, as amended and restated as of August 12, 1992, and further amended as of May 12,
                        1993, between Service Corporation International and Samuel W. Rizzo,
                        (Incorporated by reference to Exhibit 10.3 to Form 10-Q of Service
                        Corporation International for the fiscal quarter ended September 30,
                        1993).*

         10.10       -- Supplemental Agreement, dated February 16, 1995, between Service
                        Corporation International and Samuel W. Rizzo. (Incorporated by
                        reference to Exhibit 10.9 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1994).*

         10.11       -- Termination Agreement, dated October 6, 1995, between Service
                        Corporation International and Samuel W. Rizzo; Consultation
                        Agreement, dated October 6, 1995, between Service Corporation
                        International and Samuel W. Rizzo. (Incorporated by reference to
                        Exhibit 10.10 to Form 10-K of Service Corporation International for
                        the fiscal year ended December 31, 1995).*

         10.12       -- Employment Agreement, dated November 11, 1991, as amended and restated as of August 12, 1992, and further amended as of May 12,
                        1993, between Service Corporation International and W. Blair Waltrip.
                        (Incorporated by reference to Exhibit 10.4 to Form 10-Q of Service
                        Corporation International for the fiscal quarter ended September 30,
                        1993).*

         10.13       -- Employment Agreement, dated November 11, 1991, as amended and restated as of August 12, 1992, and further amended as of May 12,
                        1993, between Service Corporation International and John W. Morrow,
                        Jr. (Incorporated by reference to Exhibit 10.5 to Form 10-Q of
                        Service Corporation International for the fiscal quarter ended
                        September 30, 1993).*

    EXHIBIT NO.                                    DESCRIPTION
-------------------- ------------------------------------------------------------------------
         10.14       -- Employment Agreement, dated December 1, 1991, as amended and restated
                        as of August 12, 1992, and further amended as of May 12, 1993 and further amended and restated as of January 1, 1995, between Service
                        Corporation International and Jerald L. Pullins. (Incorporated by
                        reference to Exhibit 10.13 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1995).*

         10.15       -- Form of Employment Agreement pertaining to officers of Service
                        Corporation International (other than the officers identified in the preceding exhibits), (Incorporated by reference to Exhibit 10.6 to
                        Form 10-Q of Service Corporation International for the fiscal quarter ended September 30, 1993).*

         10.16       -- Salary Continuation Agreement dated April 1, 1991 between Service
                        Corporation International and Robert L. Waltrip. (Incorporated by
                        reference to Exhibit 10.17 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1991).*

         10.17       -- Forms of two Salary Continuation Agreements applicable to officers of
                        Service Corporation International (other than the officer referenced in the preceding exhibit). (Incorporated by reference to Exhibit
                        10.19 to Form 10-K of Service Corporation International for the
                        fiscal year ended December 31, 1991).*

         10.18       -- Form of First Amendment to Salary Continuation Agreement of Service
                        Corporation International (amending the Salary Continuation
                        Agreements of L. William Heiligbrodt, W. Blair Waltrip, Samuel W.
                        Rizzo and John W. Morrow). (Incorporated by reference to Exhibit 10.2 to Form 10-Q of Service Corporation International for the fiscal quarter ended September 30, 1994).*

         10.19       -- Form of 1986 Stock Option Plan of Service Corporation International.
                        (Incorporated by reference to Exhibit 10.21 to Form 10-K of Service
                        Corporation International for the fiscal year ended December 31,
                        1991).*

         10.20       -- Amended 1987 Stock Plan of Service Corporation International.
                        (Incorporated by reference to Appendix A to Proxy Statement of
                        Service Corporation International dated April 1, 1991).*

         10.21       -- First Amendment to Amended 1987 Stock Plan of Service Corporation
                        International (Incorporated by reference to Exhibit 10.23 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1993).*

         10.22       -- Service Corporation International (Canada) Limited Stock Option Plan.
                        (Incorporated by reference to Exhibit 10.17 to Form 10-K of Service
                        Corporation International for the fiscal year ended December 31,
                        1993).*

         10.23       -- 1993 Long-Term Incentive Stock Option Plan of Service Corporation
                        International. (Incorporated by reference to Exhibit 4.12 to
                        Registration Statement No. 333-00179 on Form S-8).*

         10.24       -- Service Corporation International ECI Stock Option Plan.
                        (Incorporated by reference to Exhibit 10.1 to Form 10-Q of Service
                        Corporation International for the fiscal quarter ended September 30,
                        1994).*

         10.25       -- 1995 Incentive Equity Plan of Service Corporation International.
                        (Incorporated by reference to Annex B to Proxy Statement of Service
                        Corporation International dated April 17, 1995).*

         10.26       -- 1995 Stock Plan for Non-Employee Directors of Service Corporation
                        International. (Incorporated by reference to Annex A to Proxy
                        Statement of Service Corporation International dated April 17,
                        1995).*

         10.27       -- Summary of 1995 Long Term Cash Performance Plan of Service
                        Corporation International. (Incorporated by reference to Exhibit
                        10.22 to Form 10-K of Service Corporation International for the
                        fiscal year ended December 31, 1994).*

    EXHIBIT NO.                                    DESCRIPTION
-------------------- ------------------------------------------------------------------------
         10.28       -- Agreement for Reorganization, dated August 15, 1989 among Morrow
                        Partners, Inc., J.W. Morrow Investment Company, John W. Morrow, Jr.,
                        Billy Dee Davis and Service Corporation International;
                        Agreement-Not-To-Compete, dated August 15, 1989, between John W.
                        Morrow, Jr., Morrow Partners, Inc. and Service Corporation
                        International, and Lease dated August 15, 1989, by John W. Morrow,
                        Jr. and Crawford-A. Crim Funeral Home, Inc. (Incorporated by
                        reference to Exhibit 10.27 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1989).*

         10.29       -- Casket Supply and Requirements Agreement, dated October 31, 1990, between York Acquisition Corp. and SCI Funeral Services, Inc., and
                        First Amendment to Casket Supply and Requirements Agreement, dated
                        December 30, 1992. (Incorporated by reference to Exhibit 10.27 to
                        Form 10-K of Service Corporation International for the fiscal year ended December 31, 1992).*

         10.30       -- Supplemental Executive Retirement Plan for Senior Officers of Service
                        Corporation International (as Amended and Restated Effective as of
                        December 31, 1993). (Incorporated by reference to Exhibit 10.21 to
                        Form 10-K of Service Corporation International for the fiscal year ended December 31, 1993).*

         10.31       -- First Amendment to Supplemental Executive Retirement Plan for Senior
                        Officers of Service Corporation International. (Incorporated by
                        reference to Exhibit 10.26 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1994).*

         10.32       -- ISDA Master Agreement dated February 4, 1993; Amendment to the Master
                        Agreement dated August 12, 1993; Confirmation dated August 13, 1993;
                        Confirmation dated November 1, 1993 and Notice of Exercise; all of which are between Morgan Guaranty Trust Company of New York
                        ("Morgan") and Service Corporation International, (Incorporated by
                        reference to Exhibit 10.22 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1993).*

         10.33       -- Sterling Note, dated September 2, 1994, issued by Service Corporation
                        International plc to Morgan; guaranty, dated September 2, 1994, between Service Corporation International and Morgan. (Incorporated
                        by reference to Exhibit 10.28 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1994).*

         10.34       -- Letter, dated December 2, 1994 amending the ISDA Master Agreement
                        (filed in Exhibit 10.31 above) and the Sterling Note and guaranty
                        (filed as Exhibit 10.32 above), between Service Corporation
                        International and Morgan; Letter dated December 13, 1994 regarding the ISDA Master Agreement (filed in Exhibit 10.31 above).
                        (Incorporated by reference to Exhibit 10.29 to Form 10-K of Service
                        Corporation International for the fiscal year ended December 31,
                        1994).*

         10.35       -- Confirmation dated May 18, 1994; Confirmation dated January 18, 1995;
                        Confirmation dated January 18, 1995; Confirmation dated January 18,
                        1995; all of which are between Morgan and Service Corporation
                        International. (Incorporated by reference to Exhibit 10.30 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1994).*

         10.36       -- Confirmation dated September 14, 1995; and Confirmation dated January
                        12, 1996, between Morgan and Service Corporation International;
                        Confirmation dated January 18, 1996 between J P Morgan Canada and
                        Service Corporation International (Canada) Limited. (Incorporated by
                        reference to Exhibit 10.35 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1995).*

         10.37       -- Split Dollar Life Insurance Plan of Service Corporation
                        International. (Incorporated by reference to Exhibit 10.36 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1995).*

    EXHIBIT NO.                                    DESCRIPTION
-------------------- ------------------------------------------------------------------------
         10.38       -- 1996 Incentive Plan (Incorporated by reference to Annex A to Proxy
                        Statement of Service Corporation International dated April 15,
                        1996).*

         11.1        -- Computation of Earnings Per Share of Service Corporation
                        International. (Incorporated by reference to Exhibit 11.1 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1995).*

         11.2        -- Computation of Earnings Per Share of Service Corporation
                        International. (Incorporated by reference to Exhibit 11.1 to Form
                        10-Q of Service Corporation International for the fiscal quarter ended June 30, 1996).*

         12.1        -- Ratio of Earnings to Fixed Charges of Service Corporation
                        International. (Incorporated by reference to Exhibit 12.1 to Form
                        10-Q of Service Corporation International for the fiscal quarter ended June 30, 1996).*

         12.2        -- Ratio of Earnings to Fixed Charges of Service Corporation
                        International. (Incorporated by reference to Exhibit 12.1 to Form
                        10-K of Service Corporation International for the fiscal year ended
                        December 31, 1995).*

         21.1        -- Subsidiaries of Service Corporation International. (Incorporated by
                        reference to Exhibit 21.1 to Form 10-K of Service Corporation
                        International for the fiscal year ended December 31, 1995).*

         23.1        -- Consent of Independent Accountants (Coopers & Lybrand L.L.P.).***

         23.2        -- Consents of Wachtell, Lipton, Rosen & Katz (Included in Exhibit 5.1
                        and Exhibit 8.1).**

         23.3        -- Consent of Lawson Lundell Lawson & McIntosh (Included in Exhibit
                        5.2).**

         23.4        -- Consents of Tory Tory DesLauriers & Binnington (Included in Exhibit
                        5.3 and Exhibit 8.2).**

         24.1        -- Powers of Attorney (see Pages II-8 and II-9).

         25.1        -- Statement of Eligibility and Qualification Under the Trust Indenture
                        Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1
                        with respect to the Service Corporation International Senior Debt
                        Securities to be issued pursuant to the Senior Debt Indenture between
                        Service Corporation International and The Bank of New York, as
                        Trustee. (Incorporated by reference to Exhibit 25.1 to Registration
                        Statement No. 333-10867 on Form S-3).*

         27.1        -- Financial Data Schedule of Service Corporation International.
                        (Incorporated by reference to Exhibit 27.1 to Form 10-K of Service
                        Corporation International for the fiscal year ended December 31,
                        1995).*

         99.1        -- Form of Letter of Transmittal.

         99.2        -- Form of Notice of Guaranteed Delivery.

         99.3        -- Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies
                        and Other Nominees.

         99.4        -- Form of Letter to Clients for use by Brokers, Dealers, Commercial
                        Banks, Trust Companies and Other Nominees.

         99.5        -- Form of Guidelines for Certification of Taxpayer Identification
                        Number on Substitute Form W-9, and Form W-8 (Certificate of Foreign
                        Status) and instructions thereto.

         99.6        -- Summary Advertisement.**

         99.7        -- Complaint filed by Service Corporation International in Service
                        Corporation International v. The Loewen Group Inc., et al., Civil
                        Action No. H-96-3269 (S.D. Texas).***


---------------
  * Incorporated by reference.
 ** To be filed by amendment.

*** Previously filed.

ITEM 22. UNDERTAKINGS

     The Undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

             (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

             (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     The undersigned Registrant hereby undertakes that, for the purpose of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of this Form within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     The undersigned registrant hereby undertakes to supply by means of a posteffective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

NEW SERVICE CORPORATION INTERNATIONAL


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and County of Harris, State of Texas on October 22, 1996.


                                            NEW SERVICE CORPORATION
                                              INTERNATIONAL

                                            By        /s/  R.L. WALTRIP
                                              ---------------------------------
                                                        R.L. Waltrip
                                                   Chief Executive Officer


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Curtis G. Briggs and James M. Shelger and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby gratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                 TITLE                    DATE
---------------------------------------------   ------------------------------  ---------------
              /s/  R.L. WALTRIP                 Chief Executive Officer             October 22, 1996
---------------------------------------------     (Principal Executive
                   R.L. Waltrip                   Officer)

            /s/  CURTIS G. BRIGGS               Director                            October 22, 1996
---------------------------------------------
                 Curtis G. Briggs

          /s/  GEORGE R. CHAMPAGNE              Senior Vice President and           October 22, 1996
---------------------------------------------     Chief Financial Officer
               George R. Champagne                (Principal Financial
                                                  Officer)

            /s/  WESLEY T. McRAE                Corporate Controller of SCI         October 22, 1996
---------------------------------------------     Management Corporation, an
                 Wesley T. McRae                  affiliate of New Service
                                                  Corporation International
                                                  (Principal Accounting
                                                  Officer), Director

SCI HOLDINGS CANADA, INC.


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and County of Harris, State of Texas on October 22, 1996.


                                            SCI HOLDINGS CANADA, INC.

                                            By   /s/  CURTIS G. BRIGGS
                                            ------------------------------------
                                                      Curtis G. Briggs
                                                         Secretary


                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Curtis G. Briggs and James M. Shelger and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he or she might or could do in person, hereby gratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.



     Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                  SIGNATURE                                 TITLE                    DATE
---------------------------------------------   ------------------------------ ----------------
            /s/  JOHN A. GORDON                 President (Principal Executive October 22, 1996
---------------------------------------------     Officer), Director
                 John A. Gordon

            /s/  JON M. BEENKEN                 Director                       October 22, 1996
---------------------------------------------
                 Jon M. Beenken

           /s/  CURTIS G. BRIGGS                Secretary, Director            October 22, 1996
---------------------------------------------     (Registrant's Authorized
                Curtis G. Briggs                  Representative in the United
                                                  States)

             /s/  MELISA L. CHOW                Controller (Principal          October 22, 1996
---------------------------------------------     Financial Officer, Principal
                  Melisa L. Chow                  Accounting Officer)

                                 EXHIBIT INDEX

 EXHIBIT                                                                              PAGE
   NO.                                   DESCRIPTION                                   NO.
---------- ----------------------------------------------------------------------- -----------
     3.1   -- Certificate of Incorporation of New Service Corporation
              International.*
     3.2   -- Form of Amended and Restated Certificate of Incorporation of New
              Service Corporation International.*
     3.3   -- Bylaws of New Service Corporation International.*
     3.4   -- Memorandum of SCI Holdings Canada, Inc.*
     3.5   -- Articles of SCI Holdings Canada, Inc.*
     4.5   -- Form of Rights Agreement between New Service Corporation
              International and AmeriTrust Company National Association.*
     4.6   -- Form of Rights Agreement between SCI Holdings Canada, Inc. and
                             .*
     5.1   -- Opinion of Wachtell, Lipton, Rosen & Katz.*
     5.2   -- Opinion of Lawson Lundell Lawson & McIntosh.*
     5.3   -- Opinion of Tory Tory DesLauriers & Binnington.*
     8.1   -- Tax opinion of Wachtell, Lipton, Rosen & Katz.*
     8.2   -- Tax Opinion of Tory Tory DesLauriers & Binnington.*
    10.1   -- Form of Voting, Support and Exchange Trust Agreement between New
              Service Corporation International and the Trustee thereunder.*
    23.1   -- Consent of Independent Accountants (Coopers & Lybrand L.L.P.).**
    23.2   -- Consents of Wachtell, Lipton, Rosen & Katz (Included In Exhibit 5.1
              and Exhibit 8.1).*
    23.3   -- Consent of Lawson Lundell Lawson & McIntosh (Included in Exhibit
              5.2).*
    23.4   -- Consents of Tory Tory DesLauriers & Binnington (Included in Exhibit
              5.3 and Exhibit 8.2).*
    24.1   -- Powers of Attorney (see Pages II-8 and II-9)
    99.1   -- Form of Letter of Transmittal.
    99.2   -- Form of Notice of Guaranteed Delivery.
    99.3   -- Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies
              and Other Nominees.
    99.4   -- Form of Letter to Clients for use by Brokers, Dealers, Commercial
              Banks, Trust Companies and Other Nominees.
    99.5   -- Form of Guidelines for Certification of Taxpayer Identification
              Number on Substitute Form W-9, and Form W-8 (Certificate of Foreign
              Status) and instructions thereto.
    99.6   -- Summary Advertisement.*
    99.7   -- Complaint filed by Service Corporation International in Service
              Corporation International v. The Loewen Group Inc., et al., Civil
              Action No. H-96-3269 (S.D. Texas).**


---------------

 * To be filed by amendment.


** Previously filed.